PERFORMANCE FUNDS TRUST
(the “Trust”)
U.S. Treasury Money Market Fund
(the “Fund”)
Supplement Dated December 24, 2008
to the Fund’s Institutional Class and Money Market Funds Institutional Class
Prospectuses each dated October 1, 2008
As of December 26, 2008, the Fund will not accept additional investments until further notice with the following exceptions:
•	existing shareholders of the Fund may add to their accounts, including through automatic investment plans, payroll direct deposit, and reinvestment of dividends and distributions;

•	financial intermediaries who currently have clients invested in the Fund may add to such existing client accounts;

•	participants in retirement plans that utilize the Fund as an investment option on December 26, 2008 may continue to do so; and

•	existing Institutional Class shareholders of other Performance Funds may continue to exchange their shares for shares of the Fund.
The Fund reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject any investment for any reason.
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Please retain for future reference.